UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.     )

☒    Filed by the Registrant                            ☐    Filed by a Party other than the Registrant

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☐	Preliminary Proxy Statement

☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

McCORMICK & COMPANY, INCORPORATED

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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McCormick & Company Incorporated

24 Schilling Road, Suite 1

Hunt Valley, Maryland 21031

ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON WEDNESDAY, APRIL 1, 2020

The following Notice of Change of Location relates to the proxy statement (the “Proxy Statement”) of McCormick & Company, Incorporated (the “Company”), dated February 14, 2020, furnished to stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Wednesday, April 1, 2020. This Supplement is being filed with the Securities and Exchange Commission and is being made available to stockholders on or about March 16, 2020.

THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

NOTICE OF CHANGE OF LOCATION

OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 1, 2020

To the Stockholders of McCormick & Company, Incorporated:

Due to the emerging public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our stockholders and other meeting participants, NOTICE IS HEREBY GIVEN that the location of the Annual Meeting of Stockholders of McCormick & Company, Incorporated (the “Company”) has been changed. As previously announced, the Annual Meeting will be held on Wednesday, April 1, 2020 at 10:00 a.m. In light of public health concerns regarding the coronavirus outbreak, the Annual Meeting will be held in a virtual meeting format only. You will not be able to attend the Annual Meeting physically.

As described in the proxy materials for the Annual Meeting previously distributed, you are entitled to notice of, and to vote at, the Annual Meeting if you were a stockholder as of the close of business on January 3, 2020, the record date. Only holders of Common Stock are entitled to vote. Holders of Common Stock Non-Voting may not vote but are welcome to virtually attend the Annual Meeting. To be admitted to the virtual Annual Meeting at www.virtualshareholdermeeting.com/MKC2020, you must enter the control number found on your proxy card, voting instruction form, the enclosed notice or the notice you previously received.

For holders of Common Stock, whether or not you plan to virtually attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in the proxy materials for the Annual Meeting. The enclosed proxy card has been updated to reflect the change in location. The enclosed proxy card, or the one included with the proxy materials previously distributed, may be used to vote your stock in connection with the Annual Meeting. While it is not necessary if you have submitted your proxy in advance, you may vote during the Annual Meeting by following the instructions available on the meeting website during the virtual meeting. If you have already submitted a proxy, it is not necessary to submit the enclosed proxy card.

A support line will be available on the meeting website for any questions on how to participate in the Annual Meeting.

By Order of the Board of Directors,

Jeffery D. Schwartz

Vice President, General Counsel & Secretary

March 16, 2020

The Annual Meeting on April 1, 2020 at 10:00 a.m. is available at www.virtualshareholdermeeting.com/MKC2020. The Proxy Statement and the Company’s Form 10-K for the 2019 fiscal year are available at www.proxyvote.com. These materials are also available on the Company’s Investor Relations website at ir.mccormick.com under “Resources.”